                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of report:  January 5, 2000
                       (Date of earliest event reported)



                          Sizzler International, Inc.
                        -------------------------------
            (Exact name of Registrant as specified in its charter)




            Delaware                        1-10711                             95-4307254
            --------                        -------                             ----------
(State of Incorporation)            (Commission File No.)           (IRS Employer Identification Number)


         6101 West Centinela Avenue, Suite 200, Culver City, CA  90230
         -------------------------------------------------------------
         (Address of principal executive offices, including zip code)



                                (310) 568-0135
                                --------------
             (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

       On January 5, 2000 Sizzler International, Inc. (the "Registrant") issued a press release announcing that Thomas E. Metzger has been appointed President and Chief Executive Officer of Sizzler USA, which press release is filed herewith as Exhibit 99.1 and incorporated herein by this reference.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.          Description
-----------          -----------
99.1                 Press Release dated January 5, 2000.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                              Sizzler International, Inc.


                                              By:  /s/ Steven R. Selcer
                                              ---------------------------
                                              Name:  Steven R. Selcer
                                              Title: Vice President and
                                                     Chief Financial Officer

Dated:  January 6, 2000